Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies
6.	Commitments and Contingencies

The Company leases office facilities and certain equipment. In January 2012, we renewed two of our facilities leases and entered into a new lease agreement for approximately 6,000 square feet in Livermore, California.

Future minimum rental commitments under non-cancelable leases as of December 31, 2012 are as follows (in thousands):

Year Ending December 31,	Amount
2013	$1,740
2014	1,769
2015	1,409
2016	986
2017	785
Thereafter	65

Total	$6,754

Lease expense was $2.4 million, $1.9 million and $1.9 million for the year ended December 31, 2012, 2011 and 2010, respectively.